SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 2009

ADEONA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-12584 (Commission File No.)	13-3808303 (IRS Employer Identification No.)

3930 Varsity Drive, Ann Arbor, Michigan 48108
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (734) 332-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry Into a Material Definitive Agreement

On April 10, 2009, Adeona Pharmaceuticals, Inc. entered into a stock purchase agreement with Neil Colwell and Connie Colwell to acquire all of the outstanding capital stock of Colwell Clinical Laboratories, Inc., a California corporation and CLIA-certified clinical laboratory.  The purchase price for the stock of Colwell Clinical Laboratories is $825,000.  The acquisition is expected to close on or about May 31, 2009.  The closing of the transaction is subject to Adeona’s completion of its due diligence investigation of Colwell Clinical Laboratories.  In the event that Adeona is not satisfied with the results of its due diligence investigation it may terminate the agreement and forfeit a $75,000 earnest money deposit.  In connection with the closing of the stock purchase Adeona will enter into a three month consulting agreement with Neil Colwell for a monthly consulting fee of $10,000.  In addition, Mr. Colwell will be prohibited from competing with the company for a period of five years after closing.

The information contained in this Item 1.01 is qualified in its entirety by the stock purchase agreement attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by this reference.  A copy of Adeona’s press release regarding the stock purchase agreement with Colwell Clinical Laboratories is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 8.01.                      Other Events

On April 9, 2009, Healthmine Inc., a wholly-owned subsidiary of Adeona Pharmaceuticals, Inc., announced that David A. Newsome, M.D., had been appointed president of its wholly-owned subsidiary, Healthmine, Inc.

A copy of Adeona’s press release regarding the appointment of Mr. Newsome as President of Healthtime, Inc. is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.  A copy of Mr. Newsome’s employment agreement is attached hereto as Exhibit 99.3 and is incorporated herein by this reference

Item 9.01.                      Financial Statements and Exhibits

(d)           Exhibits.  The following exhibits are being filed as part of this Report.

Exhibit Number	Description

10.1	Stock Purchase Agreement dated April 10, 2009 among Adeona Pharmaceuticals, Inc. and Neil Colwell and Connie Colwell

99.1	Press release regarding Stock Purchase Agreement dated April 10, 2009 among Adeona Pharmaceuticals, Inc. and Neil Colwell and Connie Colwell.

99.2	Press release regarding the appointment of David A. Newsome, M.D. as president of Healthmine, Inc., a subsidiary of Adeona Pharmaceuticals, Inc.

99.3	Employment agreement between Healthmine, Inc. and David A. Newsome, M.D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEONA PHARMACEUTICALS, INC.

Date: April 16, 2009	By: /s/ Steve H. Kanzer
Name: Steve H.Kanzer, CPA JD
Its: Chairman and Chief Executive Officer